UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 6/29/2011

VERIFONE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600 San Jose, CA 95110

(Address of principal executive offices, including zip code) 408-232-7800 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

VeriFone Systems, Inc. (the "Company") held its annual meeting of stockholders on June 29, 2011. The matters submitted to a vote of stockholders at the Annual Meeting and the final results for each matter submitted are as follows:

1.	The election of the following nine directors to serve a one-year term on the Company's board of directors:

	Director	For	Against	Withheld	Broker Non-Votes

	Robert W. Alspaugh	74,898,568	-	356,214	4,393,535
	Douglas G. Bergeron	74,974,028	-	280,754	4,393,535
	Dr. Leslie G. Denend	74,724,692	-	530,090	4,393,535
	Alex W. Hart	72,285,787	-	2,968,995	4,393,535
	Robert B. Henske	74,728,192	-	526,590	4,393,535
	Richard A. McGinn	74,895,652	-	359,130	4,393,535
	Eitan Raff	74,897,978	-	356,804	4,393,535
	Charles R. Rinehart	74,980,453	-	274,329	4,393,535
	Jeffrey E. Stiefler	74,728,607	-	526,175	4,393,535

2.	The Company’s stockholders approved amendments to the VeriFone 2006 Equity Incentive Plan to increase the number of shares of common stock that may be issued thereunder and to effect certain other changes thereunder, as set forth in itsProxy Statement . The vote results were as follows:

Votes For	Votes Against	Abstentions
53,464,693	21,718,590	71,499

3.	The Company’s stockholders approved the Amended and Restated VeriFone Bonus Plan. The vote results were as follows:

Votes For	Votes Against	Abstentions
65,975,146	9,199,221	80,415

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officersas set forth in the Proxy Statement . The vote results were as follows:

Votes For	Votes Against	Abstentions
67,126,584	8,052,867	75,331

5.	The Company’s stockholders approved, on an advisory basis, the holding of an advisory vote every year on compensation of the Company’s named executive officers. The vote results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions
68,782,065	52,392	6,356,748	63,577

Based on the results of this advisory vote and consistent with the Company’s recommendation for this proposal, the Company will hold an advisory vote on compensation of its named executive officers every year.

6.	The Company’s stockholders ratified the selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011. The vote results were as follows:

Votes For	Votes Against	Abstentions
78,919,390	639,684	89,243

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2011		VeriFone Systems, Inc.
	By:	/s/ Albert Liu
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Albert Liu
SVP, General Counsel & Corporate Secretary